UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      JUNE 14, 2005
                                                       -------------------------


                               IWO HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                333-39746                                14-1818487
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        (Commission File Number)              (IRS Employer Identification No.)


           52 CORPORATE CIRCLE
            ALBANY, NEW YORK                               12203
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (518) 862-6000
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Set forth below is a reconciliation of EBITDA to net income, restated as described below under Item 4.02. As detailed below, the restatement will not have any impact on the combined Successor and Predecessor Companies' EBITDA for the three months ended March 31, 2005.

Successor and Predecessor Company
                                                  AS ORIGINALLY
FOR THE THREE MONTHS ENDED MARCH 31, 2005            REPORTED       ADJUSTMENTS    AS RESTATED
-----------------------------------------            --------       -----------    -----------
EBITDA
Net income (loss)............................   $     184,447        ($2,873)     $    181,574
Net interest expense.........................           6,583             --             6,583
Interest income..............................            (535)            --              (535)
Gain on extinguishment of debt...............         (76,942)            --           (76,942)
Reorganization income........................        (114,955)           989          (113,966)
Depreciation and amortization................           9,031          1,884            10,915
EBITDA.......................................   $       7,629             --      $      7,629

         For more information regarding the restatements, please see Amendment No. 1 to our Quarterly Report on Form 10-Q/A for the period ended March 31, 2005, which will be filed today with the Securities and Exchange Commission.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         (a) On June 14, 2005, management of IWO Holdings, Inc. (the "Company"), after its review of the operating results reported in its Quarterly Report on Form 10-Q for the period ended March 31, 2005 and in consultation with its independent auditors and the audit committee of the Company's board of directors (the "Audit Committee"), concluded that it will restate certain prior period financial statements to correct an error. The result of the restatement primarily will be to correct the understatement of depreciation expense in the Successor Company's financial statements for the two month period ended March 31, 2005 and the understatement of general and administrative expenses in the Predecessor Company's financial statements for the month ended January 31, 2005 that relate to Successor Company activity.


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


         The restatement is not expected to impact historical or future cash flows provided by operating activities, the net cash used in operating activities or the Company's liquidity position.

         The Predecessor Company will restate results for the month ended January 31, 2005 and the Successor Company will restate results for the two months ended March 31, 2005. Accordingly, the financial statements contained in the Company's filing with the Securities and Exchange Commission for these periods should no longer be relied upon.

         The Audit Committee and management of the Company discussed with the Company's independent auditors the matters disclosed in this Item 4.02(a) of this Form 8-K.

         For more information regarding the restatements, please see Amendment No. 1 to our Quarterly Report on Form 10-Q/A for the period ended March 31, 2005, which will be filed today with the Securities and Exchange Commission.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  IWO HOLDINGS, INC.


                                  By: /s/ Richard C. Harris
                                      ----------------------------------
                                      Richard C. Harris
                                      Vice President and Chief Financial Officer


Date: June 20, 2005





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